                                                                    EXHIBIT 10.4

                         SCHEDULE OF MORTGAGES AND NOTES
          WHICH ARE SUBSTANTIALLY IN THE FORM OF KEY MORTGAGE AND NOTE
            ATTACHED AS EXHIBITS 10.2 AND 10.3 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 9/30/99



        MORTGAGOR                       FACILITY NAME                              LOCATION
        ---------                       -------------                              --------
ALS National, Inc.         Alterra Clare Bridge of Galloway Township       Jimmie Leeds Road and Ash Ave.
                                                                           Galloway, New Jersey 0821
                           and

                           Alterra Wynwood of Galloway Township

ALS National, Inc.         Alterra Clare Bridge of Portland (Beaverton)    16655 NW Walker Road
                                                                           Beaverton, OR 97006-4163
ALS National, Inc.         Alterra Clare Bridge of Portland (Troutdale)    Not Available

ALS National, Inc.         Alterra Clare Bridge Cottage of Hagerstown      10114 Sharpburg Pike
                                                                           Hagerstown, MD 21740
                           and

                           Alterra Sterling House of Hagerstown
                                                                           10116 Sharpburg Pike
                                                                           Hagerstown, MD 21740

ALS National, Inc.         Alterra Clare Bridge Cottage of Lakeland        605 Carpenters Way
                                                                           Lakeland, FL 33809-3919






                                DATE OF
       NOTE AMOUNT             MORTGAGE
       -----------             AND NOTE
                               --------

       $12,182,000           June 4, 1999

       $5,400,000          October 12, 1999

       $5,200,000          October 12, 1999

       $6,080,000          October 12, 1999

       $2,825,000          October 12, 1999




*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.